EXHIBIT 24.1

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation, does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A Jagerson, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the ”SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of March, 2019.

/s/ Jacob J. Berning
Jacob J. Berning

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation, does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A Jagerson, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the ”SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of March, 2019.

/s/ Suzanne L. Clarridge
Suzanne L. Clarridge

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation, does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A Jagerson, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the ”SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of March, 2019.

/s/ Loren A. Unterseher
Loren A. Unterseher

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation, does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A Jagerson, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the ”SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of March, 2019.

/s/ Rachael B. Vegas
Rachael B. Vegas

INSIGNIA SYSTEMS, INC.

Power of Attorney

The undersigned director of Insignia Systems, Inc., a Minnesota corporation, does hereby make, constitute and appoint Kristine A. Glancy and Jeffrey A Jagerson, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended December 31, 2018, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the ”SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 1st day of March, 2019.

/s/ Steven R. Zenz
Steven R. Zenz